THE PARNASSUS INCOME FUNDS

Quarterly Report September 30, 2005

Investing with a Conscience

Equity Income Fund (PRBLX)

Fixed-Income Fund (PRFIX)

California Tax-Exempt Fund (PRCLX)

THE PARNASSUS INCOME FUNDS

November 7, 2005

DEAR SHAREHOLDER:

Enclosed is your quarterly report for the Parnassus Income Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. Portfolio manager Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund.

We have a new portfolio manager for the California Tax-Exempt Fund. Ben Allen joined us this summer as a senior analyst and portfolio manager. Ben Allen was an intern with us last summer between his two years of business school. After completing his MBA at the Haas School of Business at the University of California, Berkeley, Ben joined us full time. He is a Phi Beta Kappa graduate of Georgetown University where he majored in government, rowed on the freshman crew team and participated in the Student Investment Fund. He also studied philosophy at the London School of Economics.

Between college and business school, Ben spent four years at Morgan Stanley in New York, first as an analyst in the investment banking division and later as an associate in the venture capital group. We’re very honored that someone of Ben’s stature has decided to join us. He lives with his wife, Cortney, in Berkeley. Their most recent trips abroad have been to Japan and Costa Rica. Ben enjoys cooking Indian, Middle Eastern and Mexican vegetarian dishes. He is also an avid Red Sox fan who enjoyed last year’s playoff and World Series games.

Also joining us as a senior analyst is Lori Keith, who was an intern with us in 1991 after finishing her undergraduate degree at UCLA. After her internship with Parnassus, she did research for Kroll Associates before joining the consulting division of Ernst & Young. Lori spent seven years as a management consultant at Ernst & Young, including time as a senior consultant and a senior manager.

After working as a management consultant, Lori earned her MBA from Harvard Business School where she was active in the Entrepreneur’s Club and the

The Parnassus Income Funds • September 30, 2005        1

Women’s Student Association. She also spent four years as an investment banker with both Robertson Stephens and Deloitte & Touche. We’re indeed fortunate to have someone with Lori’s rich business background join us.

Lori lives with her husband, dentist Scott Keith, in Alamo, California, an East Bay suburb of San Francisco. They have a son, Cameron, who is two years old, and they are expecting a second son in December. Lori is a classical pianist and also plays golf and tennis. She has also done much nonprofit work including serving as a coordinator for Habitat for Humanity, recruiting volunteers and working with them at the job site.

Yours truly,

Jerome L. Dodson

President

2        The Parnassus Income Funds • September 30, 2005

EQUITY INCOME FUND

As of September 30, 2005, the net asset value per share (NAV) of the Equity Income Fund was $24.93; after taking dividends into account, the total return for the quarter was 1.93%. This compares to a gain of 3.61% for the S&P 500 and 3.41% for the average equity income fund followed by Lipper, Inc. Since the beginning of the year, the Fund is up 1.03% versus a gain of 2.77% for the S&P 500 and a return of 4.46% for the Lipper average. Although we have underperformed the S&P 500 and the Lipper Average this year, our long-term record remains excellent, as we’re substantially ahead of the averages for the five and ten-year periods.

Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2005	One Year	Three Years	Five Years	Ten Years

EQUITY INCOME FUND	7.03%	13.97%	5.84%	10.44%

S&P 500 Index	12.25%	16.72%	(1.49%)	9.49%

Lipper Equity Income Fund Average	13.69%	16.78%	4.42%	9.38%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do.

Third Quarter Recap

The Fund’s third quarter performance recap is a tale of two periods: before and after Hurricane Katrina. For the first eight weeks of the quarter, from July 1st through August 25th, the Fund’s gain of 2.04% was exactly in line with the S&P 500. Despite rising interest rates and higher oil prices, strong corporate earnings had pushed the market (and our Fund) higher.

As I left for the weekend on August 26th to visit my parents, who live north of San Francisco, in Sonoma County, I felt good about the Fund’s position. Our goal is to

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outperform the S&P 500 by owning good businesses that are undervalued and have favorable long-term growth prospects. We strive to provide solid gains in rising markets, but also offer downside protection during market declines. Since I had the Fund playing defense because of my concerns that high oil prices and rising interest rates would slow the economy, I was pleased that we were keeping up with a rising market. Sunday afternoon, I learned that Katrina had strengthened into a Category 5 hurricane that was heading right for the Gulf Coast. Sunday night I was concerned about the potential devastation to the local gulf coast community and the economy.

Braced for bad news, I turned on CNBC before the crack of dawn Monday morning. Hurricane Katrina had slammed into the Gulf Coast and was unleashing massive devastation. The worst case scenario had come true. Over the next two weeks, as the news from the Gulf Coast kept getting worse, I watched in closely as the stock market seemed to rise almost every day. Given the estimated $200 billion cost to rebuild infrastructure damaged by the hurricane, not to mention the impact from soaring energy prices, it seemed as if the optimism of Wall Street was ignoring the reality of Main Street investing principles. From August 29th through September 9th, the S&P 500 rose 2.4%, led especially by energy stocks which soared due to record oil and natural gas prices. Unfortunately, the Fund’s return of 1.7% during that time lagged behind the S&P 500 by 0.7%, as we were underweighted in energy stocks (we felt they were overvalued). At the same time, our large investments in discount retailers, newspaper, media, and consumer product companies, hurt the Fund’s return. The Fund held those investments because we felt that they could maintain growth and generate stable cash flows as the economy slowed, cushioning us from potential losses. Unfortunately, skittish investors sold their consumer stocks and pushed share prices down to very low levels because of fears that the economy would slow. As a result, the Fund’s return for the quarter of 1.93% lagged the S&P 500’s gain of 3.61%.

Strategy

Typically, the stock market does well during the fourth quarter because of an upward seasonal bias. Unfortunately, this favorable pattern may not hold true to form this year because the stock market must power through two major head-winds. To begin with, crude oil and natural-gas prices remain at near record levels, which could put a big dent in consumer spending, slow the economy and hurt corporate earnings growth. I was amazed to learn that at current natural-gas prices, the Energy Department feels U.S. homeowners will see heating bills jump by as much as $500 this winter!

At the same time, we feel the Federal Reserve will continue to raise interest rates to fight accelerating inflation. This will also create a significant headwind for corporate earnings and consumer spending and could potentially pop the housing bubble. Since housing activity has been fueling a significant portion of the country’s growth, this poses a significant risk to the stock market. Since slower profit growth and

4        The Parnassus Income Funds • Equity Income Fund

[1]	Composition and sector weightings are based on total investments, rather than net assets, and exclude short-term securities received as collateral from securities lending. Sector distribution and portfolio characteristics are subject to change.

increased risk seem to be in the cards, the S&P 500 appears to be fairly valued, trading at 18.5 times trailing earnings.

Based on this view, the Fund continues to play defense. Our team has worked hard to find investments that not only generate positive returns if the market goes higher, but also protect us from significant losses if the market moves down. We are significantly underweight in financials, since banks face a potential earnings squeeze due to higher interest rates and fewer mortgage originations. The Fund also remains underweight in energy stocks as we feel their valuations have reached speculative heights.

We are overweight in home products and the consumer discretionary sector, as our investments there trade at absolute bargains and generate stable, growing cash flows (people still need WD–40 around the house). We have added to our health-care exposure, as the research team has identified good businesses that are undervalued and can grow earnings despite a slowing economy. Finally, the Fund is overweight in information technology.

Despite our underperformance during the third quarter, we remain confident that our five-step research process of evaluating each investment’s fundamentals, earnings, management quality, business prospects and risk/reward can generate solid returns. The Fund has had only one down year in the past ten (a modest 3.69% loss in 2002.) In addition, we have produced an average annual return over the past five years of 5.84% versus a loss of 1.49% for the S&P 500.

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Losers

The Fund had only three stocks that hurt the NAV by 5¢ or more. Our most significant loss was Ross Stores, which fell 17.4% for the quarter from $28.69 to $23.70, costing the Fund’s NAV 14¢. The stock dropped because investors feared the two hurricanes and high oil prices would reduce clothing sales and earnings at Ross. We feel sales will remain strong because budget-conscious shoppers will avoid expensive department stores in favor of Ross. Despite the two hurricanes and high gas prices, Ross reported strong September sales growth of 13% and also had fewer than expected merchandise markdowns. As of this writing, the stock has rebounded 10% to $25.93 so far this quarter.

TJX Companies, the owner of discount stores T.J. Maxx and Marshall’s, fell 16.3% during the quarter from $24.47 to $20.48 and cost the Fund’s NAV 7¢. While TJX is experiencing a few short-term fashion misses, we think new management is fixing the problem, so we expect the stock to bounce back during the fourth quarter.

Computer networking giant Cisco Systems reduced the NAV by 5¢ during the third quarter as the stock fell 5.6% from $18.99 to $17.93. The stock declined as the company reported slightly weaker than expected orders for its July quarter. We sold half of our Cisco position during the first few weeks of October as our research indicates this sales weakness may continue through year-end.

Winners

The Fund had eight winners, each adding 5¢ or more to our performance. Our largest winner was biotechnology company Amgen, which jumped 30.9% during the quarter from $60.86 to $79.67, adding 11¢ to the NAV. Amgen reported record quarterly earnings driven by strong sales of Aranesp, a drug that treats anemia in cancer patients. The stock also rose as investors became more optimistic about Amgen’s pipeline, which includes treatments for osteoporosis and colorectal cancer.

Apache Corporation, the Houston, Texas-based company that explores, produces and develops crude oil and natural gas, rose 12.4% during the quarter to $75.22 from $66.90, adding 10¢ to the NAV. High oil and gas prices boosted earnings for Apache. As we discussed last quarter, Apache is not only a great business, but also a good corporate citizen. The company has a solid environmental record and has been very charitable in its local communities.

Teleflex Incorporated, the company we profiled in our July semiannual report, also added 10¢ to the NAV as the stock soared 17.8% during the quarter from $59.85 to $70.50. CEO Jeff Black and his team are doing a great job. Earnings at this specialty manufacturer of products, such as air cargo handling systems and disposable respiratory devices, soared during the quarter. Based on good leadership and Teleflex’s strong collection of businesses, we feel the stock can move significantly higher.

6        The Parnassus Income Funds • Equity Income Fund

The Proctor & Gamble Corporation (P&G) had a strong quarter as the stock gained 12.4% to $59.46 from $52.90 adding 9¢ to the NAV. The big catalyst for the stock was P&G’s ability to gain approval from the United States and the European Commission to buy Gillette. This deal will boost P&G’s long-term growth prospects.

Electro Scientific Industries (ESI) soared 24.0% during the period from $18.03 to $22.36 which added 7¢ to the Fund’s share price. ESI, a Portland, Oregon-based designer and manufacturer of equipment used to make memory chips and capacitors, expects to report significantly higher orders next quarter.

eBAY Inc., the online auction site, also boosted the NAV by 7¢ as the stock jumped 25.3% during the quarter to $41.20 per share from $32.88. After a slow start to the year, which gave us the opportunity to buy the stock at a bargain level, eBAY’s business accelerated during the second quarter and the company expects this trend to continue for the second half of 2005.

Energen Corporation, an Alabama-based company that operates oil and gas exploration business as well as a natural-gas utility, rose 20.2% from $35.98 to $43.26. This boosted the Fund’s NAV by 6¢. Like Apache, Energen benefited from record high crude oil and natural-gas prices. The company has hedged a significant portion of its future production at high prices, so earnings should stay strong at Energen for several years.

RadiSys Corporation, another Portland, Oregon-based technology company added 5¢ to the Fund’s share price. The company is experiencing strong demand for its embedded computers that help feed information through telecommunications base stations.

Company Notes

I am pleased to report that as of this writing, 19 of our portfolio companies have already pledged over $35 million in cash and services to victims of Hurricanes Katrina and Rita.

Company	Donation
3M	$1.5 million in cash and products

AFLAC	$1.0 million

Amgen	$2.5 million

Apache Corporation	$1.0 million

Cannon USA	$1.0 million

Cisco Systems	$1.0 million

eBAY Foundation	$250,000

Arthur J. Gallagher & Co.	$490,000

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Company	Donation

The Home Depot	$1.5 million

IBM	$1.0 million in goods and services

Johnson & Johnson	$5.0 million including $2.0 million in goods

JP Morgan Chase & Co.	$1.0 million

Nokia	$ 500,000

Pfizer	$5.9 million including some product

Proctor & Gamble Company	$ 250,000

Ross Stores	$ 100,000

Verizon	$8.5 million – company matching employees 2:1

Wachovia	$2.0 million

Wells Fargo & Company	$1.5 million

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

8        The Parnassus Income Funds • Equity Income Fund

FIXED-INCOME FUND

As of September 30, 2005, the net asset value per share (NAV) of the Fixed-Income Fund was $15.99; after taking dividends into account, the total return for the quarter was 0.97%. This compares to a loss of 0.75% for the average A-Rated bond fund followed by Lipper, and a loss of 0.96% for the Lehman Government/Corporate Bond Index. The Fund had an outstanding quarter because we expected rates to rise and positioned the portfolio accordingly. Since the first of the year, the Fund is up 2.90% versus 1.45% for the Lipper average, and 1.76% for the Lehman Government/Corporate Bond Index. The 30-day SEC yield for September was 2.61%.

Below is a table that compares the performance of the Fund with the Lehman and the average A-Rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Based on this strong year-to-date performance, I am pleased to report that the Fund’s one-, three-, and five-year returns beat the Lipper average for every period. Our ten-year return is essentially in line with our peers.

Average Annual Total Returns for periods ended September 30, 2005	One Year	Three Years	Five Years	Ten Years

FIXED-INCOME FUND	4.22%	4.77%	6.77%	5.81%

Lipper A-Rated Bond Fund Average	2.60%	4.32%	6.16%	5.94%

Lehman Government/Corporate Bond Index	2.58%	4.13%	6.89%	6.59%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do.

Third Quarter Analysis

The Fund had an outstanding third quarter because we made two correct portfolio decisions. First, we expected interest rates to rise so we positioned the Fund to

The Parnassus Income Funds • Fixed-Income Fund        9

preserve capital by keeping a short duration. Duration essentially measures how much in percentage terms a bond price will move for a 1% change in interest rates. This is important because interest rates and bond prices are inversely related, so when rates rise, bond prices fall (when rates drop, bond prices increase). Since our duration was only 1.71 years versus 5 to 6 years for our peers, we cushioned the portfolio from losses as inflation fears pushed the 10-year treasury rate from 3.91% to 4.32%. Our second correct move was to hold approximately 5% of the Fund in convertible preferred stock from ONEOK Corporation, a socially responsible natural-gas utility company. The value of this investment, along with natural-gas prices, rose during the quarter, which boosted the Fund’s share price by 4¢. As a result, we were able to produce a gain of 0.97% during the quarter while our peers reported an average loss of 0.75%

Strategy

We agree with the Federal Reserve’s Open Market Committee that said during their September meeting that “upside risks to inflation appeared to increase” after the hurricanes devastated the Gulf Coast during August and September. Since the difference is only 0.38% between the 2-year treasury yield of 4.22% and the 30-year treasury rate of 4.60%, there seems to be far more risk than reward in relation to buying longer maturity bonds. As a result, we plan to maintain our defensive strategy of short portfolio duration through at least year-end. At the same time, we will be looking for convertible preferred bonds, like ONEOK, to offer increased return potential while we wait for rates to stabilize at higher levels.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

10        The Parnassus Income Funds • Fixed-Income Fund

CALIFORNIA TAX-EXEMPT FUND

As of September 30, 2005, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.79. Taking dividends into account, the total return for the second quarter of 2005 was 0.00% (completely flat). This compares to a loss of 0.04% for the average California municipal bond fund followed by Lipper, Inc. We slightly outperformed the index because we expected interest rates to rise and kept maturities short, which shielded us from losses. The average duration of the California Tax-Exempt Fund was about 4.5 years during the quarter versus approximately 7 years for most of our peers. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates.

Below you will find a table that compares our total average annual returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for September 2005 was 2.74%.

Average Annual Total Returns for periods ended September 30, 2005	One Years	Three Years	Five Years	Ten Year

CALIFORNIA TAX-EXEMPT FUND	1.22%	2.02%	4.52%	5.31%

Lipper California Municipal Bond Fund Average	4.52%	3.55%	5.50%	5.51%

Lehman Municipal Bond Index	4.05%	4.18%	6.34%	6.06%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index does not take expenses into account, but mutual fund returns do.

Third Quarter Review

When I took over as portfolio manager of the California Tax-Exempt Fund on August 1st, I recognized that the Fund’s performance over the last few years had been poor. The reason is that we expected long-term rates to rise and they did not. During the third quarter, our strategy paid off because rates started to climb. September was a particularly good month for the Fund as we outperformed the Lipper California Municipal Bond Fund Average by 0.51%.

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Outlook

For the next six months, I feel that rates will continue to rise, pushing bond prices lower. In their last meeting, Alan Greenspan and his colleagues on the Federal Reserve Board noted that inflationary pressures continue to mount in the wake of surging energy prices. I expect the Fed to raise short-term rates at least three more times to 4.50% in an effort to combat inflation and slow the growth in home prices. At a nominal rate of 4.50%, the “real” short-term interest rate (which is the nominal rate minus expected inflation) will be roughly in line with the historical average.

During the quarter, I sold one of our short-term bonds. I plan to reinvest that capital in securities that will boost our yield. I continue to look for ways to improve the Fund’s performance while maintaining an overall defensive position through at least the next six months.

Thank you for investing in the Fund.

Yours truly,

Benjamin Allen

Portfolio Manager

12        The Parnassus Income Funds • California Tax-Exempt Fund

EQUITY INCOME FUND

Portfolio as of September 30, 2005 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
575,000	3M Co.	$42,182,000	$73.36
250,000	AFLAC Inc.	11,325,000	45.30
200,000	Amgen Inc.	15,934,000	79.67
475,000	Apache Corp.	35,729,500	75.22
750,000	Arthur J. Gallagher & Co.	21,607,500	28.81
500,000	Automatic Data Processing	21,520,000	43.04
325,000	Avery Dennison Corp.	17,026,750	52.39
425,000	Avon Products Inc.	11,475,000	27.00
100,000	Canon Inc.	5,426,000	54.26
600,000	Cedar Fair L.P.	17,994,000	29.99
2,000,000	Cisco Systems Inc.	35,860,000	17.93
100,000	Colgate-Palmolive Co.	5,279,000	52.79
500,000	Credence Systems Corp.	3,990,000	7.98
300,000	Dentsply International Inc.	16,206,000	54.02
100,000	Devon Energy Corp.	6,864,000	68.64
400,000	eBay Inc.	16,480,000	41.20
440,800	Electro Scientific Industries Inc.	9,856,288	22.36
326,500	Energen Corp.	14,124,390	43.26
200,000	Gannett Co.	13,766,000	68.83
375,000	Home Depot Inc.	14,302,500	38.14
200,000	Illinois Tool Works	16,466,000	82.33
640,000	Integrated Device Technology Inc.	6,873,600	10.74
200,000	International Business Machines Corp.	16,044,000	80.22
75,000	Jefferson-Pilot Corp.	3,837,750	51.17
550,000	Johnson & Johnson	34,804,000	63.28
725,000	JPMorgan Chase & Co.	24,599,250	33.93
600,000	Knight-Ridder Inc.	35,208,000	58.68
200,000	Leap Wireless International Inc.	7,040,000	35.20
100,000	Limited Brands Inc.	2,043,000	20.43
250,000	Maguire Properties Inc.	7,512,500	30.05
50,000	McCormick & Co.	1,631,500	32.63
225,000	McGraw-Hill Companies Inc.	10,809,000	48.04
900,000	Mentor Graphics Corp.	7,740,000	8.60
300,000	Nokia Corp. (ADR)	5,073,000	16.91
159,800	ONEOK Inc.	5,436,396	34.02
900,000	Pfizer Inc	22,473,000	24.97
450,000	Pitney Bowes Inc.	18,783,000	41.74
500,000	Procter & Gamble Co.	29,730,000	59.46
775,000	Radisys Corp.	15,035,000	19.40
1,175,000	Ross Stores Inc.	27,847,500	23.70
800,000	Servicemaster Company	10,832,000	13.54
200,000	SLM Corp.	10,728,000	53.64
400,000	The Stanley Works	18,672,000	46.68
375,000	Teleflex Inc.	26,437,500	70.50

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EQUITY INCOME FUND

Summary Portfolio as of September 30, 2005 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share
850,000	TJX Companies Inc.	$17,408,000	$20.48
700,000	Verizon Communications Inc.	22,883,000	32.69
1,650,000	Vishay Intertechnology Inc.	19,717,500	11.95
250,000	Wachovia Corp.	11,897,500	47.59
200,000	Waters Corp.	8,320,000	41.60
542,100	WD-40 Co.	14,371,071	26.51
400,000	Wells Fargo & Co.	23,428,000	58.57

	Total common stocks	$820,628,995

Principal Amount $	Convertible Bonds	Market Value	Per Share
10,000,000	Agere Systems Inc. 6.500%, due 12/15/09	$10,000,000	$100.00
2,000,000	Brocade Communications 2.000%, due 01/01/07	1,970,000	98.50
1,000,000	E*Trade Financial Corp. 6.000%, due 02/01/07	1,011,250	101.13
6,500,000	JDS Uniphase Corp. due 11/15/10	5,492,500	84.50
17,637,000	Mentor Graphics Corp. 6.875%, due 06/15/07	17,526,769	99.38
5,575,000	Mentor Graphics Corp. 5.3969%, due 08/06/23	4,976,301	89.26
8,500,000	Veeco Instruments Inc. 4.125%, due 12/21/08	7,947,500	93.50
30,000,000	Vishay Intertechnology Inc. 3.625%, due 08/01/23	28,800,000	96.00

	Total convertible bonds	$77,724,320

14        The Parnassus Income Funds • September 30, 2005

Number of Shares	Preferred Stocks	Market Value	Per Share
350,000	Baxter International Preferred 7.000%, convertible 02/16/06	$19,950,000	$57.00
55,439	First Republic Bank Preferred 8.875%, Series B, callable 12/30/06	1,455,274	26.25
325,000	ONEOK Inc. Preferred 8.500%, convertible 2/16/06	13,481,000	41.48
55,000	Zions BanCorp. Preferred 8.000%, callable 09/01/07	1,460,250	26.55

	Total preferred stocks	$36,346,524

	Total long-term investments	$934,699,839
	Short-term investments and other assets and liabilities	28,524,546

	Total Net Assets	$963,224,385

	Net Asset Value as of September 30, 2005	$24.93

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FIXED-INCOME FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Principal Amount $	Corporate Bonds	Market Value	Per Share
500,000	Bank One Corp. 6.000%, due 02/17/09	$516,325	$103.27
500,000	Goldman Sachs Group Inc. 6.650%, due 05/15/09	530,767	106.15
400,000	Target Corp. 7.500%, due 08/15/10	448,073	112.02
500,000	Wells Fargo Financial Inc. 6.850%, due 07/15/09	542,097	108.42

	Total corporate bonds	$2,037,262

Principal Amount $	Convertible Bonds	Market Value	Per Share
1,000,000	Cymer Inc. 3.500%, due 02/15/09	$971,250	$97.13
200,000	Vishay Intertechnology Inc. 3.625%, due 08/01/23	192,000	96.00
2,000,000	Vishay Intertechnology Inc. 3.625%, due 08/01/23	1,920,000	96.00

	Total convertible bonds	$3,083,250

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share
3,000,000	Fannie Mae 5.125%, due 04/22/13	$2,991,606	$99.72
1,000,000	Federal Home Loan Bank 5.000%, due 05/28/15	987,535	98.75

	Total U.S. government agency bonds	$3,979,141

Number of Shares	Convertible Preferred Stock	Market Value	Per Share
55,000	ONEOK Inc. 8.500%, convertible 02/16/06	$2,281,400	$41.48

	Total preferred stocks	$2,281,400

	Total long-term investments	$11,381,053
	Total short-term investments and other assets and liabilities	32,760,783

	Total Net Assets	$44,141,836

	Net Asset Value as of September 30, 2005	$15.99

16        The Parnassus Income Funds • September 30, 2005

CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of September 30, 2005 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share
1,000,000	ABAG Finance Authority for Nonprofit Corps 4.250%, due 11/15/12	$1,019,650	$101.97
500,000	Bay Area Toll Authority 2.700%, due 04/01/25	500,000	100.00
500,000	California Infrastructure & Economic Development Bank 5.000%, due 10/01/12	548,415	109.68
185,000	California State Department of Water Resources 5.125%, due 12/01/16	197,217	106.60
215,000	California State Department of Water Resources 5.125%, due 12/01/16	230,742	107.32
1,100,000	California State Department of Water Resources 5.500%, due 05/01/09	1,181,268	107.39
1,000,000	California State Public Works Board 5.375%, due 10/01/13	1,107,510	110.75
960,000	California State Public Works Board 5.500%, due 12/01/09	1,043,674	108.72
910,000	California Statewide Communities Development Authority 4.500%, due 08/01/10	929,729	102.17
500,000	Central Coast Water Authority 5.000%, due 10/01/16	518,330	103.67
200,000	City of Los Angeles 5.000%, due 06/01/11	211,660	105.83
1,000,000	Contra Costa Transportation Authority 4.000%, due 03/01/09	1,031,140	103.11
1,000,000	Indian Wells Redevelopment Agency 4.500%, due 09/01/11	1,062,230	106.22
600,000	La Quinta Redevelopment Agency Tax Allocation 7.300%, due 09/01/11	723,150	120.53
415,000	Loma Linda Hospital 4.850%, due 12/01/10	446,063	107.49
450,000	Los Altos School District 5.250%, due 08/01/10	492,372	109.42
275,000	Los Angeles Community Redevelopment Agency 5.000%, due 07/01/13	293,211	106.62
250,000	Los Angeles County Metropolitan Transportation Authority 5.000%, due 07/01/13	264,938	105.98

The Parnassus Income Funds • September 30, 2005        17

CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of September 30, 2005 (unaudited) continued

Principal Amount $	Municipal Bonds	Market Value	Per Share
115,000	Los Angeles County Public Works Financing Authority 5.500%, due 10/01/12	$121,985	$106.07
440,000	Los Angeles Unified School District 5.500%, due 07/01/13	484,554	110.13
350,000	Metropolitan Water District of Southern California 5.250%, due 07/01/15	367,206	104.92
450,000	Morgan Hill Unified School District 4.900%, due 08/01/13	481,104	106.91
450,000	Oakland Redevelopment Agency 3.400%, due 09/01/09	447,871	99.53
425,000	Rialto Redevelopment Agency 4.500%, due 09/01/13	435,995	102.59
860,000	Rialto Redevelopment Agency 4.000%, due 09/01/07	866,570	100.76
410,000	Sacramento City Unified School District 5.750%, due 07/01/17	456,137	111.25
260,000	San Francisco Bay Area Transit Financing Authority 5.250%, due 07/01/13	276,806	106.46
140,000	San Francisco Bay Area Transit Financing Authority 5.250%, due 07/01/13	149,050	106.46
1,000,000	San Francisco City & County Airports Commission 5.000%, due 05/01/10	1,076,860	107.69
1,000,000	San Francisco City & County Public Utilities Commission 5.000%, due 10/01/09	1,073,490	107.35
625,000	San Mateo Redevelopment Agency 4.200%, due 08/01/23	618,775	99.00
800,000	State of California 5.000%, due 07/01/16	848,616	106.08
700,000	State of California 6.100%, due 10/01/09	774,347	110.62
1,000,000	State of California 6.600%, due 02/01/09	1,101,650	110.17

	Total municipal bonds	$21,382,315
	Short-term investments and other assets and liabilities	905,554

	Total Net Assets	$22,287,869

	Net Asset Value as of September 30, 2005	$16.79

18        The Parnassus Income Funds • September 30, 2005

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THE PARNASSUS INCOME FUNDS

Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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